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                                                                    EXHIBIT 10.5


                        PIGGYBACK REGISTRATION AGREEMENT


         Venus Exploration, Inc., a Delaware corporation (the "COMPANY"), and_____________, an individual residing in ___________ County, Texas, (the "NOTE HOLDER"), hereby mutually agree and covenant to be bound in accordance with the provisions of this Piggyback Registration Agreement (the "PIGGYBACK REGISTRATION AGREEMENT").

         This Agreement is executed in conjunction with a 7.0% Convertible Subordinated Note dated as of ____________, 1999 among the Company and the Note Holder (the "NOTE"), and this is the Piggyback Registration Agreement referred to in the Note. Unless otherwise indicated herein, capitalized terms used in this Piggyback Registration Agreement have the same meanings as set forth in the Note; provided, however, the term "NOTE HOLDER" as used herein shall include the original Note Holder, any person who subsequently becomes a Note Holder, and any person holding shares of Common Stock issuable upon conversion of the Note.

         1. Piggyback Registration Rights.

                  (a) If at any time the Company proposes to register any shares of Common Stock on any form for the registration of securities under the Securities Act of 1933, as amended (the "SECURITIES ACT"), whether or not for its own account (other than a registration form solely relating to: (i) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (ii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with another corporation, or (iii) a registration of securities proposed to be issued in exchange for the other securities of the Company), in a manner which would permit registration of shares of the Company?s Common Stock owned by the Note Holder (the "REGISTRABLE SECURITIES") for sale to the public under the Securities Act (a "PIGGYBACK REGISTRATION"), it will at such time give prompt written notice to the Note Holder of its intention to do so and of the Note Holder's rights under this Part 1. Upon the written request of the Note Holder made within 20 days after the giving of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Note Holder and the intended method of disposition thereof), the Company will include in the Registration Statement the Registrable Securities which the Company has been so requested to register by the Note Holder.

                  (b) If, at any time after giving written notice of its intention to register any securities but prior to the effective date of the related Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities the Company may, at its election, give written notice of such determination to the Note Holder and thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.



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                  (c) If a Piggyback Registration requested pursuant to this
Part 1 involves an underwritten offering and the Note Holder requests to have Registrable Securities included in the Company's registration, then: (i) the Note Holder must sell his Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders; and (ii) not later than the time of final pricing of any firm commitment, underwritten offering or, for any other offering, not later than three Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, the Note Holder may elect in writing not to have his Registrable Securities included in connection with such registration.

                  (d) The Company will pay all registration expenses in connection with each registration of Registrable Securities requested pursuant to this Part 1, except for the fees and disbursements of separate counsel, if any, retained by the Note Holder and underwriting fees, discounts and commissions and transfer taxes, if any, relating to the Registrable Securities being registered by the Note Holder.

                  (e) If a registration pursuant to this Part 1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of shares which the Holders of Registrable Securities and any other persons participating in such registration intend to include in such offering (the "SELLING SHAREHOLDERS") would have an adverse effect on such offering, including a decrease in the price at which such securities can be sold, then the securities to be included in the offering will include (i) first the securities that the Company proposes to register for its own account, and (ii) second, to the extent that additional securities can be registered, in the opinion of the underwriter, the Registrable Securities that the Note Holder and the Other Note Holders propose to register and the securities any Selling Shareholders propose to register, reduced pro rata among the Note Holder, the Other Note Holders and the other Selling Shareholders to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter.

         2. Future Grants of Registration Rights. The Company shall not grant any new registration rights, the effect of which would be to adversely impact the rights of the Note Holders under this Agreement, including the rights of the Note Holders under Section 1(e).

         3. Duration of Piggyback Registration Rights. The registration rights granted to the Note Holder by Part 2 shall survive the conversion of the Note into shares of Company Common Stock.

         4. Registration Procedures. If and whenever the Company is required to cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company will as expeditiously as practicable:

                  (a) prepare and file with the SEC a Registration Statement or Registration Statements relating to the registration of the Registrable Securities on an appropriate form under


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the Securities Act, and use its best efforts to cause such Registration
Statements to become effective; provided that before filing a Registration Statement or prospectus or any amendment or supplement thereto, including, without limitation, documents incorporated therein by reference after the initial filing of any Registration Statement, the Company will furnish to the Note Holder and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Note Holder and the underwriters;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for the period necessary to effect the distribution of the Registrable Securities being registered, but in no event shall such period exceed 90 days; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act or any successor provision thereto; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended plan of distribution by the sellers thereof set forth in such Registration Statement or amendment or supplement to such Prospectus;

                  (c) notify the selling Note Holder and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notification in writing: (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the SEC for the Company to file amendments or supplements to a Registration Statement or related Prospectus or for additional information;
(iii) of the issuance by the SEC of any order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(iv) if at any time the representations and warranties of the Company contemplated by Part 3(n) below cease to be true and correct; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (vi) of the happening of any event that makes any statement made in the Registration Statement, the Prospectus or any exhibit thereto or document incorporated therein by reference untrue or which requires the making of any change in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (d) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                  (e) if reasonably requested by the managing underwriters, immediately incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement such information as the managing underwriters believe (on advice of counsel), should be included therein as required by applicable law relating to such sale of Registrable Securities, including, without limitation, information with respect to the purchase price being paid for the Registrable Securities by such underwriters and with respect to any other terms of the offering;


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and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (f) furnish to the Note Holder and each managing underwriter, without charge, at least one signed copy or reproduced counterpart of the Registration Statement and any post-effective amendment thereto including, without limitation, financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (g) deliver to the Note Holder and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may request. The Company consents to the use of such Prospectus or any supplement thereto by the Note Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any supplement thereto;

                  (h) prior to any public offering of Registrable Securities, cooperate with the selling Note Holder, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any seller or underwriter requests in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject the Company to general service of process or general taxation in any jurisdiction where it is not at the time so subject;

                  (i) cooperate with the selling Note Holder and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;

                  (j) use reasonable efforts to cause the Registration Statement covering the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or the underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (k) upon the occurrence of any event contemplated by Part 3(c)(vi) above, prepare a post-effective amendment or supplement to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required


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document so that, as thereafter delivered to the purchasers of the Registrable
Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading;

                  (l) with respect to each issue or class of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

                  (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable Registration Statement;

                  (n) in connection with an underwritten offering only, enter into such agreements (including an underwriting agreement) and take all such other actions reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection: (i) make such representations and warranties to the underwriters in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof, which counsel and opinions must be satisfactory in form, substance and scope to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Note Holder and underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the Note Holder and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by independent certified public accountants in connection with underwritten offerings; (iv) the underwriting agreement shall set forth in full the indemnification provisions and procedures of Part 3 hereof with respect to all parties to be indemnified pursuant to said Part 3; and (v) the Company shall deliver such documents and certificates as may be reasonably requested by the Note Holder and the managing underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                  (o) make available to a representative of the Note Holder, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the selling Note Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection such person?s due diligence regarding such registration; provided, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is requested by court or administrative order or is required by law;


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                  (p) otherwise use its best efforts to comply with all
applicable rules and regulations of the SEC, and make generally available to its security holders an earnings statement, covering a period of not less than 12 months satisfying the provisions of Section 11(a) of the Securities Act and of Rule 158 of the Securities Act not later than the last day of the 15th month after the first day of the month following the effective date of the applicable Registration Statement; and

                  (q) except as otherwise provided in this Piggyback Registration Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement, the selection of underwriters, and the distribution of any preliminary prospectus included in the Registration Statements and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security holders.

         Expenses incurred in connection with this Part 3 shall be borne as set forth in Part 1(d) of this Piggyback Registration Agreement.

         The Company may require the Note Holder to furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required to be included in such Registration Statement, as the Company may from time to time reasonably request in writing.

         The Note Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Part 3(c) hereof, the Note Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until the receipt by the Note Holder of the copies of the supplemented or amended Prospectus contemplated by Part 3(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and it has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Company, the Note Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Note Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

         5. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Note Holder and his agents against all losses, claims, damages, liabilities and expenses (including fees and disbursements of counsel) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or in any amendments or supplements thereto, or any


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omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they are made, not misleading; provided however, that the Company shall not be liable for such indemnification amounts to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of an untrue statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Note Holder expressly for use in any Registration Statement, Prospectus or preliminary prospectus. If for any reason the foregoing indemnification is unavailable to the Note Holder or his agents or is insufficient to hold them harmless, then the Company shall contribute to the amount paid or payable by the Note Holder or his agents as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company and its stockholders on the one hand and the indemnified party on the other hand but also the relative fault of the Company and the indemnified party, as well as any relevant equitable considerations. The Company will also indemnify the underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution, their officers, directors and partners and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Note Holder.

                  (b) In connection with any registration, the Note Holder agrees to indemnify, to the same extent as the indemnification provided by the Company in Part 4(a), the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including fees and disbursements of counsel) arising out of or based upon any untrue statement of a material fact in any Registration Statement, Prospectus or preliminary prospectus or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in such document in reliance upon and in conformity with written information furnished by the Note Holder to the Company expressly for inclusion in such Registration Statement, Prospectus or preliminary prospectus. In no event shall the liability of the Note Holder hereunder be greater in amount than the dollar amount of the net proceeds received by the Note Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Any party entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim. However, any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless: (i) the indemnifying party has agreed to pay such fees or expenses; (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such persons within a reasonable time after notice of the assertion of such claim; or (iii) counsel for such person shall have concluded that there may be defenses available to such person which are different from or additional to those available to the indemnifying party and in such counsel's opinion, counsel for the indemnifying party would have


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a conflict of interest in asserting such additional or different defenses (in which case the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person) in any of which events such fees and expenses shall be borne by the indemnifying party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff with respect to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. Delay in giving notice pursuant to this Part 4 shall not impair the rights of a party to indemnification hereunder unless the indemnifying party is prejudiced by such delay.


         This Piggyback Registration Agreement is executed as of this the ___ day of _______________, 1999.


NOTE HOLDER:








COMPANY:

VENUS EXPLORATION, INC.



By:
    _____________________, President


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